UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
___________________________________________
Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12
CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Carter Validus Mission Critical REIT II, Inc.
Outbound Script
Meeting Date: July 21st, 2017
Toll-Free # 1-844-391-3599
GREETING:
Hello, is Mr./Ms. _____________ available?
IF YES SHAREHOLDER AVAILABLE:
Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of Carter Validus Mission Critical REIT II. Carter Validus sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Annual Stockholders meeting scheduled to be held on July 21st, 2017.
The Board of Directors recommends a vote “FOR” Proposals and we are calling to ask if you would like to vote along with the Board’s Recommendations.
IF YES TO VOTING WITH BOARD RECOMMENDATIONS:
Thank you. For the record, would you please state your full name and mailing address?
Again, my name is _____________, a proxy voting specialist on behalf Carter Validus Mission Critical REIT II.
Today’s date is _____________ and the time is _____________ Eastern Time.
Mr./Ms. _____________, I have recorded your vote in accordance with the Board’s recommendations. We will be mailing you a written confirmation of your vote within 72 hours.
If you wish to make any changes you may contact us by calling 1-844-391-3599 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.
IF NO TO VOTING WITH THE BOARD’S RECOMMENDATIONS:
How would you like to cast your vote on the proposals?
Proposal 1:
Elect five directors to hold office until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualify.
Nominees:

1) Robert M. Winslow	2) John E. Carter	3) Randall Greene

4) Jonathan Kuchin	5) Ronald Rayevich
Proposal 2:
Approval of certain charter amendments to comply with requests from a state securities administrator.
Thank you. For the record, would you please state your full name and mailing address?
Again, my name is _____________, a proxy voting specialist on behalf of the Carter Validus Mission Critical REIT II.
Today’s date is _____________ and the time is _____________ Eastern Time.
Mr./Ms. _____________, I have recorded your (For all/Withhold all/For all except on the directors and For/Against/Abstain on the second proposal) vote with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

Carter Validus Mission Critical REIT II, Inc.
Outbound Script
Meeting Date: July 21st, 2017
Toll-Free # 1-844-391-3599
If you wish to make any changes you may contact us by calling 1-844-391-3599, Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.
IF Shareholder NOT AVAILABLE:
Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.
If materials not received:
I can resend the materials to you. Do you have an email address this can be sent to?
(IF YES: Type email addresses in the notes and read it back phonetically to the stockholder)
(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip, to confirm we have it correctly) If stockowner will not provide email address they will need to contact their Financial Advisor to get a new package mailed to them.
Thank you. You should receive these materials shortly. Included in the email will be the statement as well as the toll free number to call us back and place your vote. The number is 1-844-391-3599 and we are available Monday-Friday 9am-6pm EST.